JANUS ANNUITY

Variable Annuity

Issued Through

WRL Series Annuity Account B

By

Western Reserve Life Assurance Co. of Ohio

Supplement Dated February 26, 2009

to the

Prospectus dated May 1, 2004

Effective February 26, 2009, the Janus Aspen – Money Market Portfolio subaccount is closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after February 25, 2009.

If you have any amount in the Janus Aspen – Money Market Portfolio subaccount on February 26, 2009, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Janus Aspen – Money Market Portfolio subaccount into other subaccounts;
•	withdraw amounts from the Janus Aspen – Money Market Portfolio subaccount; and
•	maintain your current investment in the Janus Aspen – Money Market Portfolio subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, systematic exchanges or asset rebalancing) directing us to invest in the Janus Aspen – Money Market Portfolio subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount.

As always, the availability of any subaccount as an investment option, including the Janus Aspen – Money Market Portfolio subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Janus Annuity Variable Annuity dated May 1, 2004